UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 26, 2010

OPENTV CORP.

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-15473	98-0212376
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

275 Sacramento Street

San Francisco, California 94111

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (415) 962-5000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On March 26, 2010, OpenTV Corp. (“OpenTV”) issued a press release announcing that, as of 5:00 p.m., New York City time, on that date it had completed the redemption of all of its outstanding Class A ordinary shares (other than any such shares held by its controlling shareholder, Kudelski SA, and two of its subsidiaries, and shares held by shareholders who validly dissented from the redemption), for $1.55 per share, without interest and less applicable withholding taxes.

OpenTV also announced that, in connection with the completion of the redemption, its Class A ordinary shares have been delisted from The NASDAQ Global Market.

The press release, filed as Exhibit No. 99.1 to this Current Report on Form 8-K, is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a) Not Applicable

(b) Not Applicable

(c) Not Applicable

(d) Exhibits

Exhibit	Description

99.1	Press Release dated March 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OPENTV CORP.

Date: March 29th, 2010	By:	/S/ MARK BEARIAULT
	Name:	Mark Beariault
	Title:	General Counsel

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated March 26, 2010

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